Restricted Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
Restricted Cash and Cash Equivalents [Abstract]
Restricted Cash and Cash Equivalents
NOTE 3—RESTRICTED CASH AND CASH EQUIVALENTS
Restricted cash and cash equivalents consists of funds that are contractually or legally restricted as to usage or withdrawal and have been presented separately from cash and cash equivalents on our Consolidated Balance Sheets. As of December 31, 2021 and 2020, we had $44 million and $70 million of restricted cash and cash equivalents, respectively.
Pursuant to the accounts agreement entered into with the collateral trustee for the benefit of our debt holders, we are required to deposit all cash received into reserve accounts controlled by the collateral trustee. The usage or withdrawal of such cash is restricted to the payment of liabilities related to the Liquefaction Project and other restricted payments.